UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2007

VALENTIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22987	94-3156660
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

533 Airport Blvd., Suite 400, Burlingame, California		94010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (650) 548-2672

Check the appropriate box below if the Form 8-K filing is intended to be simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(a)           On February 21, 2007, Valentis, Inc. (“Valentis”) received a letter from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) formally notifying Valentis that it did not regain compliance with the minimum bid price requirement for continued listing under Nasdaq Marketplace Rule 4310(c)(4) during the 180 day grace period provided by Nasdaq and that the Nasdaq Listing Qualifications Panel (the “Panel”) will consider this matter in rendering a determination regarding Valentis’ continued listing on the Nasdaq Capital Market at a hearing before the Panel scheduled for March 1, 2007.

                As previously reported, Valentis received a letter from Nasdaq on August 23, 2006 indicating that the bid price of Valentis’ common stock had closed below the minimum $1.00 per share requirement for continued listing under Nasdaq Marketplace Rule 4310(c)(4) for the prior 30 consecutive business days. In accordance with Nasdaq Marketplace Rule 4310(c)(8)(D), Nasdaq granted Valentis 180 calendar days, or until February 20, 2007, to regain compliance with the minimum bid price requirement. Because Valentis failed to regain compliance with the minimum bid price requirement by February 20, 2007, Nasdaq notified Valentis in the letter dated February 21, 2007, that this matter serves as an additional basis for Nasdaq to delist Valentis’ securities from the Nasdaq Capital Market. Valentis will have the opportunity to present its plan of compliance to address this deficiency as well as the other requirements to maintain its listing on the Nasdaq Capital Market at its hearing before the Panel on March 1, 2007.

A copy of the press release, dated February 27, 2007, announcing Valentis’ receipt of Nasdaq’s additional staff determination letter, is attached hereto as Exhibit 99.1. A copy of Nasdaq’s additional staff determination letter, dated February 21, 2007, is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 27, 2007, announcing Valentis’ receipt of Nasdaq’s additional staff determination letter.
99.2	Nasdaq additional staff determination letter, dated February 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENTIS, INC.

February 27, 2007	/s/ Benjamin F. McGraw, III
Benjamin F. McGraw, III, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated February 27, 2007, announcing Valentis’ receipt of Nasdaq’s additional staff determination letter.
99.2	Nasdaq additional staff determination letter, dated February 21, 2007.